Exhibit 10.4

FIRST AMENDMENT TO RESTRUCTURING AGREEMENT

This FIRST AMENDMENT, dated September 10, 2004 (the “Amendment”), to the Restructuring Agreement (the “Agreement”), dated August 24, 2004, by and among the parties specified therein is executed by (i) Applied Extrusion Technologies, Inc., a Delaware corporation (“AET”), Applied Extrusion Technologies, Inc. (Canada), a Delaware corporation (“AET Canada” and together, with AET, the “Company”) and Applied Extrusion Technologies Limited (“AET/UK”), and (ii) Barclays Bank PLC, DDJ Capital Management, LLC (as investment manger or adviser acting on behalf of certain funds and accounts it manages or advises), Post Advisory Group, LLC, Silver Point Capital, L.P., TCW Shared Opportunity Fund III, L.P., TCW Shared Opportunity Fund IV, L.P., TCW Shared Opportunity Fund IVB, L.P. and TCW/PCG Special Situation Partners, LLC (together the “Participating Holders”).

WHEREAS, the Company, AET/UK and each of the Participating Holders have determined that it is in each of their best interests to, as of the date hereof, amend and restate Section 8(b)(xvii) of the Restructuring Agreement in its entirety in the form specified below.

NOW THEREFORE, in consideration of the promises and the mutual covenants and agreements set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Company, AET/UK and each of the Participating Holders hereby agree as follows:

1.             Amendment & Restatement of Section 8(b)(xvii) of the Restructuring Agreement.  Section 8(b)(xvii) is amended and restated in its entirety to read as follows:

“(xvii)  If a retirement and release agreement consistent with the terms set forth in that certain side letter of even date herewith by and among the Participating Holders and Amin J. Khoury (the “Retirement Agreement”) has not been executed on or before September 17, 2004.”

2.             Entire Agreement.  This Amendment constitutes the entire agreement among the parties hereto with respect to the subject matter hereof and supersedes all other prior negotiations, agreements and understandings, both written and oral, among the parties hereto with respect to the subject matter hereof.

3.             Other Terms & Conditions.  Each of the other provisions, terms and conditions of the Restructuring Agreement are deemed to have been incorporated by reference herein and remain in full force and effect without amendment, alteration or any other modification notwithstanding anything to the contrary herein.

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IN WITNESS WHEREOF, each of the parties hereto has caused this Amendment to be executed and delivered by its duly authorized officer as of the date first above written.

APPLIED EXTRUSION TECHNOLOGIES, INC.

By:	/s/ David N. Terhune
Name: David N. Terhune
Title: President

APPLIED EXTRUSION TECHNOLOGIES (CANADA), INC.

By:	/s/ David N. Terhune
Name: David N. Terhune
Title: President

APPLIED EXTRUSION TECHNOLOGIES LIMITED

By:	/s/ David N. Terhune
Name: David N. Terhune
Title: President

IN WITNESS WHEREOF, each of the parties hereto has caused this Amendment to be executed and delivered by its duly authorized officer as of the date first above written.

Barclays Bank PLC

By:	/s/ Steven J. Landzberg
Name: Steven J. Landzberg
Title: Director

IN WITNESS WHEREOF, each of the parties hereto has caused this Amendment to be executed and delivered by its duly authorized officer as of the date first above written.

DDJ Capital Management, LLC, as investment manager or adviser acting on behalf of certain funds and accounts it manages or advises.

By:	/s/ David J. Breazzano
Name: David J. Breazzano
Title: Member

IN WITNESS WHEREOF, each of the parties hereto has caused this Amendment to be executed and delivered by its duly authorized officer as of the date first above written.

Post Advisory Group, LLC

By:	/s/ Lawrence A. Post
Name: Lawrence A. Post
Title: Chief Investment Officer

IN WITNESS WHEREOF, each of the parties hereto has caused this Amendment to be executed and delivered by its duly authorized officer as of the date first above written.

Silver Point Capital L.P.

By:	/s/ Edward Mule
Name: Edward Mule
Title:

IN WITNESS WHEREOF, each of the parties hereto has caused this Amendment to be executed and delivered by its duly authorized officer as of the date first above written.

TCW Shared Opportunity Fund III, L.P.		TCW Shared Opportunity Fund IV, L.P.

Face Amount of Notes Held: (set forth in accompanying memorandum)		Face Amount of Notes Held: (set forth in accompanying memorandum)

By: TCW Asset Management Company, its Investment Adviser		By: TCW Asset Management Company, its Investment Adviser

By:	/s/ Gary Hobart	By:	/s/ Gary Hobart
Name: Gary Hobart		Name: Gary Hobart

By:	/s/ C. Shawn Bookin	By:	/s/ C. Shawn Bookin
Name: C. Shawn Bookin		Name: C. Shawn Bookin

TCW Shared Opportunity Fund IVB, L.P.		TCW/PCG Special Situation Partners, LLC

Face Amount of Notes Held: (set forth in accompanying memorandum)		Face Amount of Notes Held: (set forth in accompanying memorandum)

By: TCW Asset Management Company, its Investment Adviser		By: TCW Asset Management Company, its Investment Adviser

By:	/s/ Gary Hobart	By:	/s/ Gary Hobart
Name: Gary Hobart		Name: Gary Hobart

By:	/s/ C. Shawn Bookin	By:	/s/ C. Shawn Bookin
Name: C. Shawn Bookin		Name: C. Shawn Bookin

IN WITNESS WHEREOF, each of the parties hereto has caused this Amendment to be executed and delivered by its duly authorized officer as of the date first above written.

Xerion Partners I LLC

By:	/s/ Daniel J. Arbess
Name: Daniel J. Arbess
Title: